UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2026

ADAMAS TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Park Avenue

New York, New York 10016

(Address and zip code of principal executive offices)

(212) 792-0107

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	ADAM	NASDAQ Stock Market

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	ADAMN	NASDAQ Stock Market

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	ADAMM	NASDAQ Stock Market

6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	ADAML	NASDAQ Stock Market

7.000% Series G Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	ADAMZ	NASDAQ Stock Market

9.125% Senior Notes due 2029	ADAMI	NASDAQ Stock Market

9.125% Senior Notes due 2030	ADAMG	NASDAQ Stock Market

9.875% Senior Notes due 2030	ADAMH	NASDAQ Stock Market

9.250% Senior Notes due 2031	ADAMO	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 14, 2026, Adamas Trust, Inc., a Maryland corporation (the “Company”), completed the issuance and sale of $90 million aggregate principal amount of its 9.600% Senior Notes due 2031 (the “Notes”), in a public offering pursuant to the Company’s registration statement on Form S-3 (File No. 333-290073) (the “Registration Statement”) and a related prospectus, as supplemented by a preliminary prospectus supplement, dated August 11, 2026 and a final prospectus supplement dated August 11, 2026, each filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of August 11, 2026, by and among the Company and Morgan Stanley & Co. LLC, Keefe, Bruyette & Woods, Inc., Piper Sandler & Co., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), whereby the Company agreed to sell to the Underwriters and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes. Pursuant to the Underwriting Agreement the Company granted the Underwriters a 30-day option to purchase up to an additional $13.5 million aggregate principal amount of the Notes to cover over-allotments. The Company made certain customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

The Notes were issued at 100% of the principal amount, bear interest at a rate equal to 9.600% per year, payable in cash quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, beginning on October 1, 2026, and are expected to mature October 1, 2031 (the “Maturity Date”), unless earlier redeemed. The Company may redeem the Notes in whole or in part at any time or from time to time at the Company’s option on or after October 1, 2028, upon not less than 30 days nor more than 60 days written notice to holders prior to the redemption date, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, as described in greater detail in the Indenture (as defined below).

The Notes were issued under the indenture, dated January 23, 2017 (the “Base Indenture”), as supplemented by the sixth supplemental indenture, dated August 14, 2026 (the “Sixth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee. The Notes are senior unsecured obligations of the Company that rank senior in right of payment to any future indebtedness of the Company that is expressly subordinated in right of payment to the Notes, equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated, including the Company’s 9.125% Senior Notes due 2029, 9.125% Senior Notes due 2030, 9.875% Senior Notes due 2030 and 9.250% Senior Notes due 2031, effectively subordinated in right of payment to any of the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) and (to the extent not held by the Company) preferred stock, if any, of the Company’s subsidiaries and of any entity the Company accounts for using the equity method of accounting.

The Indenture contains customary events of default. If there is an event of default under the Notes, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any), may be declared immediately due and payable, subject to certain conditions set forth in the Indenture.

The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, are expected to be approximately $86.6 million. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include, among other things, acquiring the Company’s targeted assets and/or repayment of existing indebtedness.

Copies of the Base Indenture, the Sixth Supplemental Indenture and the form of the Notes are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, the Sixth Supplemental Indenture and the form of the Notes. In connection with the registration of the Notes under the Securities Act, the legal opinion of Vinson & Elkins L.L.P. relating to the legality of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
4.1	Indenture, dated January 23, 2017, between the Company and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee (Incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-K, dated January 23, 2017).

4.2	Sixth Supplemental Indenture, dated August 14, 2026, between the Company and U.S. Bank Trust Company, National Association, as trustee (Incorporated herein by reference to Exhibit 4.15 to the Company’s Registration Statement on Form 8-A, dated August 14, 2026).

4.3	Form of 9.600% Senior Notes Due 2031 of the Company (Incorporated herein by reference to Exhibit 4.16 to the Company’s Registration Statement on Form 8-A, dated August 14, 2026).

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the Notes.

8.1	Opinion of Vinson & Elkins L.L.P. regarding certain tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMAS TRUST, INC.
(Registrant)

By:	/s/ Kristine R. Nario-Eng
Name:	Kristine R. Nario-Eng
Title:	Chief Financial Officer

Date: August 14, 2026

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